Chase Vista Funds
                        Supplement Dated August 7, 2000
                            Class A, B, & C Shares
           Prospectus Dated February 28, 2000 (revised June 1, 2000)

The following paragraphs replace the existing paragraphs on page 81 in the Fund's Investment Adviser section:

INTERNATIONAL EQUITY FUND
James Fisher and Chee Chow are both Vice Presidents at Chase. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at Chase since 1991 in numerous investment roles. Prior to joining Chase, he worked at Save & Prosper as a fund manager and manager trainee. Mr. Chow has worked at Chase since September of 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined Chase in June of 1995 as an executive in the European Investment Banking group. He was appointed a portfolio manager of in 1998 and Assistant Director in 1999. Mr. Gambhir joined Chase in December of 1997 as a Fund manager in the European Equity Group. Prior to that he worked as a Fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April of 2000. Both have managed the Fund since August of 2000.